UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 22, 2015

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 22, 2015, Ameris Bancorp (the “Company”) completed its previously announced acquisition of all shares of the outstanding common stock of Merchants & Southern Banks of Florida, Incorporated, a Florida corporation (“Merchants”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) among the Company, Merchants and Dennis R. O’Neil, the sole shareholder of Merchants, dated as of January 28, 2015, for a total purchase price of $50,000,000. Immediately following the consummation of the stock purchase under the Purchase Agreement, Merchants was merged with and into the Company, with the Company surviving, and Merchants’ banking subsidiary, Merchants & Southern Bank, was merged with and into the Company’s banking subsidiary, Ameris Bank, with Ameris Bank surviving.

The Company’s acquisition of Merchants does not constitute a business acquisition at the significance level that would require the filing of financial statements as contemplated by Rule 3-05 of Regulation S-X.

The description contained herein of the Purchase Agreement is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with its acquisition of Merchants, the Company assumed all of Merchants’ obligations with respect to the following outstanding trust preferred securities:

(i)	$3,093,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due March 17, 2035, originally issued by Merchants pursuant to an Indenture between Merchants and Wilmington Trust Company, as Trustee, dated as of March 17, 2005 (the “2005 Indenture”), which debentures bear interest at a rate of 1.90% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity; and

(ii)	$3,093,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due June 15, 2036, originally issued by Merchants pursuant to an Indenture between Merchants and Wilmington Trust Company, as Trustee, dated as of March 30, 2006 (the “2006 Indenture”), which debentures bear interest at a rate of 1.50% plus the LIBOR rate for U.S. dollar deposits with a three-month maturity.

The Company assumed Merchants’ obligations in connection with the 2005 Indenture pursuant to a First Supplemental Indenture dated as of May 22, 2015 by and among the Company, Merchants and Wilmington Trust Company. The Company also assumed Merchants’ obligations in connection with the 2006 Indenture pursuant to a First Supplemental Indenture dated as of May 22, 2015 by and among the Company, Merchants and Wilmington Trust Company.

The descriptions contained herein of the 2005 Indenture, the 2006 Indenture and the First Supplemental Indentures are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Stock Purchase Agreement dated as of January 28, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Dennis R. O’Neil (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the SEC on January 29, 2015).

4.1	Indenture between Ameris Bancorp (as successor to Merchants & Southern Banks of Florida, Incorporated) and Wilmington Trust Company dated as of March 17, 2005.

4.2	First Supplemental Indenture dated as of May 22, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Wilmington Trust Company.

4.3	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

4.4	Indenture between Ameris Bancorp (as successor to Merchants & Southern Banks of Florida, Incorporated) and Wilmington Trust Company dated as of March 30, 2006.

4.5	First Supplemental Indenture dated as of May 22, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Wilmington Trust Company.

4.6	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2036 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)

Dated: May 26, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement dated as of January 28, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Dennis R. O’Neil (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the SEC on January 29, 2015).

4.1	Indenture between Ameris Bancorp (as successor to Merchants & Southern Banks of Florida, Incorporated) and Wilmington Trust Company dated as of March 17, 2005.

4.2	First Supplemental Indenture dated as of May 22, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Wilmington Trust Company.

4.3	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

4.4	Indenture between Ameris Bancorp (as successor to Merchants & Southern Banks of Florida, Incorporated) and Wilmington Trust Company dated as of March 30, 2006.

4.5	First Supplemental Indenture dated as of May 22, 2015 by and among Ameris Bancorp, Merchants & Southern Banks of Florida, Incorporated and Wilmington Trust Company.

4.6	Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due 2036 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).